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                                                                   Exhibit 10.40

                       AMENDMENT TO PROCESSOR AGREEMENT

This Amendment to that certain Processor Agreement dated May 1, 2000 between Deluxe Financial Services, Inc. ("Deluxe") and eFunds Corporation ("eFunds") (the "Processor Agreement") is made effective as of the May 1, 2000.

WHEREAS, Deluxe and eFunds have entered into the Processor Agreement in order to provide for eFunds to obtain certain services from Deluxe; and

WHEREAS, eFunds and Deluxe wish to clarify and amend certain provisions of the Processor Agreement;

NOW THEREFORE, the parties agree to amend the Processor Agreement as follows:

1. The following sentence shall be added at the end of the provisions labeled "Pricing" in Exhibit 1 to the Processor Agreement entitled "Statement of Work":

       "eFunds shall commence payment to Deluxe for the Services described in this Statement of Work on and as of July 1, 2000."

2. Except as expressly modified hereby, the Processor Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of its effective date.


Deluxe Financial Service, Inc.                  eFunds Corporation

By: /s/ Ronald E. Eilers                 By: /s/ Paul H. Bristow
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Title: President                         Title: EVP & CEO
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